Exhibit 99.1

	Contacts:	ProFrac Holding Corp.
Lance Turner – Chief Financial Officer
FOR IMMEDIATE RELEASE		investors@profrac.com
Dennard Lascar Investor Relations
Ken Dennard / Rick Black
PFHC@dennardlascar.com

ProFrac Holding Corp. to Change Ticker Symbol

to “ACDC” on November 2

WILLOW PARK, TX – November 1, 2022 – ProFrac Holding Corp. (NASDAQ: PFHC) (“ProFrac” or the “Company”) today announced that its Class A Common Stock will begin trading on NASDAQ under the ticker symbol “ACDC” prior to market open on November 2, 2022. This will replace the Company’s current ticker symbol, “PFHC,” which has been used since its initial public offering in May 2022. No action by the Company’s shareholders is required with respect to the ticker symbol change. The Company’s Class A Common Stock will continue to be listed on NASDAQ and its CUSIP number will remain unchanged.

Matt Wilks, ProFrac’s Executive Chairman, commented, “Our acquisition of U.S. Well Services announced earlier today solidifies ProFrac’s position as the industry leader in electric hydraulic fracturing, which we believe represents the future of the industry. By changing our ticker symbol to ”ACDC,” we want to commemorate our market leadership so investors can recognize that we own the industry’s leading intellectual property portfolio that gave rise to electric frac technology with the market’s first e-fleet deployment in 2014, which includes over 110 patents. Importantly, our ESG strategy will be greatly enhanced by reducing fuel costs and minimizing our emissions footprint. In today’s environment, we believe electric frac fleets provide improved efficiency, lower R&M costs, greater value, and a lower overall cost of completion to our customer. We believe this a true win-win scenario for us, our investors, our customers, the environment and the communities in which we operate.”

About ProFrac Holding Corp.

ProFrac Holding Corp. is a growth-oriented, vertically integrated and innovation-driven energy services company providing hydraulic fracturing, completion services and other complementary products and services to leading upstream oil and gas companies engaged in the exploration and production (“E&P”) of North American unconventional oil and natural gas resources. Founded in 2016, ProFrac was built to be the go-to service provider for E&P companies’ most demanding hydraulic fracturing needs. ProFrac is a market leader in electric pressure pumping and is focused on employing new technologies to significantly reduce “greenhouse gas” emissions and increase efficiency in what has historically been an emissions-intensive component of the unconventional E&P development process. For more information, please visit the ProFrac’s website at www.pfholdingscorp.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements relate to future events or ProFrac’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding the anticipated services to be offered by the combined company following ProFrac’s acquisition of U.S. Well Services, Inc., and the expected benefits of the acquisition, including any resulting synergies, competitive advantages, increased value, improved efficiency, cost savings including fuel cost savings, access to and rights in acquired intellectual property, emissions minimization and other expected advantages of the transaction. Such forward-looking statements are based upon assumptions made by ProFrac as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the effect of the transaction on ProFrac’s business relationships, performance, and business generally, risks that the transaction disrupts current plans of ProFrac or causes difficulties in employee retention, the impact of the transaction on the price of ProFrac’s securities, the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, the ability to integrate acquired assets and personnel into ProFrac’s existing business model and realize the expected value of resulting operational synergies, the ability to successfully and sustainably execute on current business strategies and plans for growth, and other risks and uncertainties set forth in the section entitled “Risk Factors” in the proxy statement/information statement/prospectus relating to the transaction (File No. 333-267168) on Form S-4 that was filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2022, and in ProFrac’s other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. There may be additional risks that ProFrac does not presently know or that ProFrac currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about ProFrac’s operational and financial performance or achievements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProFrac assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

2